Annual Report

Corporate
Income
Fund

May 31, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Corporate Income Fund

o Bond markets were volatile during the 12 months ended May 31 as investors favored Treasuries and high-grade corporate bonds in the first half, and lower-quality bonds in the second half.

o The fund returned 0.53% for the half-year and -1.21% for the past 12 months, exceeding its benchmarks over the shorter term but trailing for the year.

o Annual performance was constrained by exposure to securities that suffered from the global turmoil in 1998.

o We added some defensive investment-grade bonds as well as high-yield securities, which outperformed Treasuries in recent months.

o We believe the yield advantage of corporate bonds versus comparable securities should continue to benefit investors.

Fellow Shareholders

The 12 months ended May 31 were a volatile period for corporate bond investors. Following global turmoil in the summer of 1998, a flight to quality drove the prices of high-grade bonds higher while lower-rated issues lagged. However, as global markets stabilized in late 1998 and early 1999, investors changed course and redirected their assets into higher-yielding securities. Your fund reflected this environment with a return that surpassed Treasuries during the past six months but trailed them over the fiscal year.


MARKET ENVIRONMENT

     The U.S. economy continued on its path of high employment, strong economic growth, and low inflation during the past 12 months. However, the growth trajectory was not entirely smooth. Beginning in the summer of 1998, threats to global economic expansion emerged as conditions deteriorated rapidly in Asia, Russia, and Latin America. Japan's ongoing recession and banking crisis continued to put downward pressure on the currencies of many Asian countries. In August, Russia's devaluation and debt restructuring contributed to widespread fears of contagion throughout the emerging market bond sector. Ongoing weakness in international markets took a heavy toll on the largest economies in Latin America, our major trading partner. These events, as well as concerns about a possible recession in the domestic manufacturing industry, prompted the Federal Reserve to lower the key fed funds rate three-quarters of a percentage point in three separate moves between September 29 and November 17.

Interest Rate Levels
--------------------------------------------------------------------------------

                  10-Year Treasury Note           BBB-Rated Corporate Bonds

5/31/98           5.57                            7.24
                  5.44                            7.24
                  5.5                             7.28

8/98              5.2                             7.33
                  4.46                            7.14
                  4.63                            7.32

11/98             4.83                            7.17
                  4.7                             7.18
                  4.67                            7.11

2/99              5.18                            7.33
                  5.24                            7.28
                  5.26                            7.27

5/31/99           5.56                            7.4


     During the first half of the fund's fiscal year, single B and split-rated (BBB/BB) corporate bonds significantly underperformed high-grade (AAA and AA) corporate bonds. Yankee bonds (foreign securities denominated in U.S. dollars), specifically those issued by companies with exposure to Latin America and Asia, also lagged high-grade corporate bonds by a wide margin.

Total Return by Credit Quality
--------------------------------------------------------------------------------

Periods Ended 5/31/99

                  6-Month Return                 12-Month Return

AAA/AA/A          -1.66                           3.47
BBB               -0.24                           2.96
BBB/BB             2.14                           2.31
BB                 1.96                           5.02
B                  1.41                          -1.23

     Following the rate cuts by the Fed, risk premiums on many corporate bonds-the higher yields investors demand for assuming greater risk-began to narrow, and lower-quality corporate securities, particularly single-B, split-rated, and Yankee bonds, outperformed Treasury securities. The trend continued into 1999 in response to stronger-than-anticipated U.S. economic growth and signs of recovery in emerging markets. U.S. GDP grew at a robust annual rate of 4.3% in the first quarter, and the price deflator (a measure of inflation) rose 1.4%. These factors, coupled with stabilization abroad and a dawning perception that inflation could once again become a problem, contributed to the beginning of a trend toward higher Treasury yields. A flattening in the yield curve also resulted as short-term rates rose even more sharply than long-term rates. Between October 5, 1998, and the end of May, the yield on the 30-year Treasury bond rose from 4.7% to 5.8%, while the rate on the five-year note jumped from 4.0% to 5.6%.

     As a result of these changing market conditions, split-rated corporate bonds (BBB/BB) posted the best returns during the past six months, followed by BB securities. Yankee bonds also outperformed high-grade bonds by a wide margin. Results for the various credit ratings over both the 6- and 12-month periods are shown in the table on this page.

PERFORMANCE AND STRATEGY REVIEW

     With this report, we are changing the benchmark from the Lehman Aggregate Bond Index to the Lehman Baa Corporate Bond Index, which more accurately reflects the fund's investment program explained below. Returns for both indexes are shown in the table; beginning with the next report, we will show returns for only the new index.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/99                       6 Months            12 Months
--------------------------------------------------------------------------------

Corporate Income Fund                         0.53%             - 1.21%

Lehman Baa Corporate
Bond Index                                  - 0.44                2.89

Lipper Corporate Debt
BBB Funds Average                           - 0.90                2.09

Lehman Aggregate
Bond Index                                  - 0.76                4.35

The fund's program focuses on higher-risk areas of the corporate bond market to achieve attractive income and long-term returns. However, this makes the fund vulnerable to volatility during periods of severe market disruption. During the six months ended May 31, 1999, your fund posted a positive return and outperformed both Lehman indexes and the average for our Lipper peer group. The 12-month period told a different story, with the fund lagging all three benchmarks. Total return for the past six months reflected a decline in the share price from $9.84 last November to $9.54 at the end of May, which was more than offset by dividend income of $0.33 per share for a positive return. Over 12 months, the share price declined $0.85 per share, while dividend income and a small capital gain amounted to $0.72, resulting in a negative total return.

The fund's lagging return for the fiscal year can be attributed in part to holdings that were hit particularly hard by global market turmoil last year: split-rated bonds within the investment grade sector, high-yield securities, and Yankee bonds from Latin American and Asian issuers. As mentioned in our last report, when prices for these securities began to improve in late 1998, we took the opportunity to selectively reposition portions of the portfolio. We replaced some financial services and Yankee bonds with more defensive investment-grade securities in anticipation of expected slowing in global economic growth and a stable-to-lower interest rate environment. We also purchased some high-yield securities. Our move to a more defensive posture introduced greater sensitivity to interest rates as higher-quality bonds tend to trade more in line with price changes of U.S. Treasury securities. The sharp rise in interest rates in the first half of 1999 and accompanying price declines among high-grade corporate bonds had a negative impact on the net asset value of the fund in the second half of the period.

Quality Diversification
--------------------------------------------------------------------------------

A Rated         BBB Rated        BB Rated         B Rated           Other
24              51               16               9                  0

Conversely, the outlook for an economic recovery overseas had a positive effect on our lower-quality securities. In addition, firming in key commodity markets such as oil, and some merger and acquisition activity in the energy sector, helped our Latin American Yankee bond positions. The fund's holdings in YPF (target of a takeover bid by a Spanish company) and Banco Santiago, the largest banking franchise in Chile, reacted favorably.


OUTLOOK

In the U.S., the manufacturing sector shows signs of emerging from its recent downturn, and demand remains strong. We expect the economy to slow during the next six to 12 months, although robust consumer demand will likely keep GDP growth above 3.0%. Despite the 0.7% jump in the April consumer price index, we do not anticipate a serious acceleration in the rate of inflation. On the international front, markets are more liquid, the emerging market crisis seems contained, and global economies appear to be improving-although growth generally remains sluggish or worse in cases such as Japan and Russia.

Looking ahead to the second half of the year, we believe corporate bonds could encounter a period of higher volatility resulting in some reduction in liquidity and slightly higher risk premiums. One short-term factor weighing on credit markets is uncertainty about possible Fed action on interest rates-and we would not be surprised to see a rate increase in late June. However, we do not anticipate the degree of volatility or lack of liquidity experienced in the credit markets last year. Barring another round of turmoil in global financial markets, the yield advantage offered by corporate bonds over Treasuries should provide investors with attractive returns going forward.
Thank you for investing with T. Rowe Price.

Respectfully submitted,

Robert M. Rubino
Chairman of the Investment Advisory Committee

June 18, 1999


Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                    11/30/98      5/31/99
--------------------------------------------------------------------------------

Price Per Share                                      $  9.84      $  9.54

Dividends Per Share

  For 6 months                                          0.37         0.33

  For 12 months                                         0.74         0.70

Dividend Yield *

  For 6 months                                          7.48%        6.97%

  For 12 months                                         7.53         7.36

30-Day Standardized Yield                               7.76         7.40

Weighted Average Maturity (years)                       15.3         14.4

Weighted Average Effective Duration (years)              6.9          6.2

Weighted Average Quality **                             BBB+         BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** Based on T. Rowe Price research.



T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                     11/30/98      5/31/99
--------------------------------------------------------------------------------

Banking                                                   14%          14%

Telecommunications                                         3            8

Savings and Loan                                           4            8

Petroleum                                               --              7

Media and Communications                                   4            6

Insurance                                                  4            6

Electric Utilities                                         4            5

Container                                                  4            5

Aerospace and Defense                                      3            3

U.S. Treasury Obligations                                  4            3

All Other                                                 54           34

Other Assets Less Liabilities                              2            1
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


CORPORATE INCOME FUND
--------------------------------------------------------------------------------

As of 5/31/99

               Lehman Baa                Lipper Corporate         Corporate
               Corporate                 Debt BBB Funds           Income
               Bond Index $12,702        Average $12,491          Fund $12,435

10/31/95       10000                     10000                    10000
5/96           10050                     10033                    10009
5/97           11024                     10867                    11045
5/98           12291                     12053                    12587
5/99           12491                     12578                    12435


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since      Inception
Periods Ended 5/31/99        1 Year       3 Years      Inception           Date
--------------------------------------------------------------------------------

Corporate Income Fund       - 1.21%         7.50%          6.27%       10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 Year                               10/31/95
                                Ended                                Through
                              5/31/99      5/31/98      5/31/97      5/31/96

NET ASSET VALUE
Beginning of period          $  10.39     $   9.81     $   9.58     $  10.00

Investment activities

  Net investment income          0.70*        0.75*        0.73*        0.44*

  Net realized and
  unrealized gain (loss)        (0.83)        0.59         0.23        (0.42)

  Total from
  investment activities         (0.13)        1.34         0.96         0.02

Distributions

  Net investment income         (0.70)       (0.76)       (0.73)       (0.44)

  Net realized gain             (0.02)          --           --           --

  Total distributions           (0.72)       (0.76)       (0.73)       (0.44)

NET ASSET VALUE
End of period                $   9.54     $  10.39     $   9.81      $   9.58

Ratios/Supplemental Data

Total return(*)                 (1.21%)*     13.96%*      10.35%*       0.09%*

Ratio of total expenses to
average net assets               0.80%*       0.80%*       0.80%*       0.80%*!

Ratio of net investment
income to average
net assets                       7.12%*       7.33%*       7.55%*       7.56%*!

Portfolio turnover rate         140.8%       146.0%        119.5%       70.5%!

Net assets, end of period
(in thousands)               $ 50,822     $ 42,829     $ 20,732     $ 12,461


(*) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.

!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
                                                                   May 31, 1999

Statement of Net Assets
                                                      Par/Shares       Value
--------------------------------------------------------------------------------
                                                           In thousands


CORPORATE BONDS AND NOTES  90.8%

Aerospace & Defense  2.7%

Newport News Shipbuilding, Sr. Notes,
    8.625%, 12/1/06                                  $      400   $      416

Raytheon, 5.70%, 11/1/03                                  1,000          971

                                                                       1,387

Automobiles and Related  1.9%

Federal-Mogul, 7.875%, 7/1/10                             1,000          957

                                                                         957

Banking  14.6%

Banco Generale, Sr. Sub. Notes,
    (144a), 7.70%, 8/1/02                                 1,500        1,402

Banco Santiago, Sub. Notes, 7.00%, 7/18/07                1,475        1,310

Bank United, 10.25%, 12/31/26                               700          686

Capital One Financial, 7.25%, 12/1/03                     1,000          981

Imperial Bank, Sub. Notes, 8.50%, 4/1/09                    725          703

MBNA America, Sub. Notes, (144a)

    6.65%, 7/17/06                                          500          497

    6.75%, 3/15/08                                          900          873

Natexis, (144a), 8.44%, 12/29/49                          1,000          982

                                                                       7,434

Beverages  3.5%

Panamerican Beverages, Sr. Notes,
    (144a), 7.25%, 7/1/09                                   600          501

                                                                         501

Broadcasting  0.4%

Chancellor Media

  Sr. Notes, (144a), 8.00%, 11/1/08                         125          124

  Sr. Sub. Notes, 8.125%, 12/15/07                          125          122

                                                                         246

Building Products  0.4%

Building Materials Corporation of America, Sr. Notes

    8.625%, 12/15/06                                        200          197

                                                                         197

Building and Real Estate  2.3%

Regency Centers, 7.40%, 4/1/04                              500          492

Rouse, 8.00%, 4/30/09                                       700          691

                                                                       1,183

Cable Operators  2.2%

CSC Holdings, Sr. Notes, 7.875%, 12/15/07            $      200   $      205

Fundy Cable, Sr. Secured 2nd Priority Notes,
    11.00%, 11/15/05                                        150          164

Lenfest Communications, Sr. Sub. Notes,
    10.50%, 6/15/06                                         250          295

Northland Cable Television, Sr. Sub. Notes,
    10.25%, 11/15/07                                        250          264

Rogers Cablesystems, Sr. Sub. Deb.,
    11.00%, 12/1/15                                         150          175

                                                                       1,103
Consumer Nondurables  0.8%

American Safety Razor, Sr. Notes, 9.875%, 8/1/05            150          152

Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05                250          269

                                                                         421

Consumer Products  1.0%

Doane Pet Care, Sr. Sub. Notes, 9.75%, 5/15/07              250          256

Holmes Products, Gtd. Notes, 9.875%, 11/15/07               200          197

Purina Mills, Sr. Sub. Notes, 9.00%, 3/15/10                 50           40

                                                                         493

Container  4.7%

Ball, Sr. Notes, 7.75%, 8/1/06                              300          299

Owens Illinois, Sr. Deb., 7.80%, 5/15/18                  2,000        1,899

Plastic Containers, Sr. Secured Notes,
    10.00%, 12/15/06                                        150          170

                                                                       2,368

Drugs  1.9%

Merck, 6.40%, 3/1/28                                      1,000          950

                                                                         950

Electric Utilities  5.2%

Alabama Power, Sr. Notes, 5.35%, 11/15/03                 2,000        1,925

Niagara Mohawk, Sr. Notes, 7.75%, 10/1/08                   250          258

South Carolina Electric & Gas, 1st Mtg. Bonds,
    6.125%, 3/1/09                                          490          472

                                                                       2,655

Energy  1.2%

Amerigas Partners, Sr. Notes, 10.125%, 4/15/07              200          207

Energy Corporation of America, Sr. Sub. Notes
    9.50%, 5/15/07                                          100           93

Offshore Logistics, Sr. Notes, 7.875%, 1/15/08              100           97

Pride Petroleum Services, Sr. Notes, 9.375%, 5/1/07         200          197

                                                                         594

Entertainment and Leisure  0.2%

Six Flags Theme Parks, Sr. Sub. Disc. Notes,
    12.25%, 6/15/05                                         100          112

                                                                         112

Food/Tobacco  1.4%

Aurora Foods, Sr. Sub. Notes, 9.875%, 2/15/07        $      100   $      105

Keebler, Sr. Sub. Notes, 10.75%, 7/1/06                     250          276

Mrs. Fields, Gtd. Sr. Sub. Notes, 10.125%, 12/1/04           50           47

Smithfield Foods, Sr. Sub. Notes, 7.625%, 2/15/08           300          277

                                                                         705

Foreign Government  0.5%

Federated Republic of Brazil, 11.625%, 4/15/04              300          274

                                                                         274

Gaming  1.4%

Harrahs Operating, Gtd. Sr. Sub. Notes,
    7.875%, 12/15/05                                        250          245

Mohegan Tribal Gaming, Sr. Notes, (144a),
    8.125%, 1/1/06                                          250          247

Park Place Entertainment, Sr. Sub. Notes,
    7.875%, 12/15/05                                        250          240

                                                                         732

Health Care  2.0%

Beckman Instruments, Sr. Notes, (144a),
    7.45%, 3/4/08                                         1,070        1,032

                                                                       1,032

Health Care Services  0.4%

Tenet Healthcare, Sr. Notes, 8.00%, 1/15/05                 200          196

                                                                         196

Insurance  6.1%

Fairfax Financial, 8.25%, 10/1/15                         1,000        1,001

Zurich Capital Trust, (144a), 8.376%, 6/1/37              2,000        2,081

                                                                       3,082

Investment Dealers  1.9%

Paine Webber, 6.45%, 12/1/03                              1,000          986

                                                                         986

Lodging  0.4%

Courtyard by Marriott II, Sr. Secured Notes,
    10.75%, 2/1/08                                           50           51

Red Roof Inns, Sr. Notes, 9.625%, 12/15/03                  150          152

                                                                         203

Media and Communications  6.3%

News America, (144a), 6.75%, 1/9/38                       2,000        1,938

Seagrams, Sr. Notes, 6.80%, 12/15/08                      1,300        1,272

                                                                       3,210

Metals and Mining  0.6%

P&L Coal, Sr. Notes, 8.875%, 5/15/08                        300          302

                                                                         302

Paper and Paper Products  1.9%

Abitibi Consolidated, 6.95%, 4/1/08                  $      500   $      485

Packaging Corporation of America,
    Sr. Sub. Notes, (144a) 9.625%, 4/1/09                   250          254

Repap New Brunswick

  Sr. Secured 1st Priority Notes

    9.00%, 6/1/04                                            25           24

    (144a), 11.50%, 6/1/04                                  200          202

                                                                         965

Petroleum  6.7%

PDVSA Finance, 7.50%, 11/15/28                            1,200          907

YPF Sociedad Anonima, 10.00%, 11/2/28                     2,200        2,480

                                                                       3,387

Printing and Publishing  0.5%

Hollinger International Publishing,
    Gtd. Notes, 9.25%, 3/15/07                              250          259

                                                                         259

Retail  0.2%

Safelite Glass, Sr. Sub. Notes, 9.875%, 12/15/06            100           93

                                                                          93

Savings and Loan  7.6%

Bank United, 8.875%, 5/1/07                                 750          748

Dime Bancorp, Sr. Notes, 6.375%, 1/30/01                  1,000          988

Golden State Holdings, Sr. Notes, 7.125%, 8/1/05          2,000        1,946

ML Capital Trust, Gtd. Notes, 9.875%, 3/1/27                150          168

                                                                       3,850

Service  1.0%

Coinmach, Sr. Sub. Notes, 11.75%, 11/15/05                  250          275

Host Marriott Travel, Sr. Notes, 9 50%, 5/15/05             150          156

Intertek Finance, Sr. Sub. Notes, 10.25%, 11/1/06            75           73

                                                                         504

Specialty Chemicals  1.4%

American Pacific, Sr. Notes, 9.25%, 3/1/05                  250          258

ISP Holdings, Sr. Notes, 9.75%, 2/15/02                     200          204

Octel, Sr. Notes, 10.00%, 5/1/06                            250          256

                                                                         718

Telecommunications  7.7%

AT&T, 6.50%, 3/15/29                                      1,200        1,113

Intermedia Communications, Sr. Notes, (144a),
    9.50%, 3/1/09                                           250          245

Mastec, Sr. Sub. Notes, 7.75%, 2/1/08                $      250   $      240

MCI Worldcom, Sr. Notes, 6.25%, 8/15/03                   1,000          989

Nextel Communications, Sr. Disc. Notes

    STEP, 0%, 2/15/08                                       250          168

Nextlink Communications, Sr. Disc. Notes

    STEP, 0%, 6/1/09                                        350          193

PSINet, Sr. Notes, (144a), 10.00%, 2/15/05                  300          302

Qwest Communications, Sr. Notes, 7 50%, 11/1/08             400          400

Rogers Cantel, Sr. Secured Deb., 9 375%, 6/1/08             250          263

                                                                       3,913

Textiles and Apparel  0.8%

Westpoint Stevens, Sr. Notes, 7.875%, 6/15/08               400          396

                                                                         396

Transportation (excluding Rail Road)  1.5%

Allied Holdings, Gtd. Sr. Sub. Notes,
    8.625%, 10/1/07                                         250          238

Stena, Sr. Notes, 10.50%, 12/15/05                          250          248

TravelCenters of America, Sr. Sub. Notes,
    10.25%, 4/1/07                                          250          255

                                                                         741

Total Corporate Bonds and Notes (Cost  $47,110)                       46,149


ASSET-BACKED SECURITIES  2.0%

Airlines  2.0%

Atlas Air, ETC, 8.77%, 1/2/11                             1,000          996

Total Asset-Backed Securities (Cost  $1,000)                             996


EQUITY AND CONVERTIBLE SECURITIES  0.7%

Building and Real Estate  0.7%

Crescent Real Estate Equities, Cv. Pfd.,
    (Series A), 6.75%                                         7          119

Equity Residential Properties Trust, REIT                     3           65

Reckson Associates Realty, REIT, Cv. Pfd.,
    (Series A), 7.625%                                        7          170

Total Equity and Convertible Securities (Cost  $344)                     354


U.S. GOVERNMENT OBLIGATIONS  2.7%

U.S. Treasury Obligations  2.7%

U.S. Treasury Bonds, 5.25%, 2/15/29                  $    1,500   $    1,377

Total U.S. Government Obligations (Cost  $1,415)                       1,377


Money Market Funds  3.1%

Reserve Investment Fund, 4.96% #                          1,567        1,567

Total Money Market Funds (Cost  $1,567)                                1,567

Total Investments in Securities
99.3% of Net Assets (Cost  $51,436)                                  $50,443

Other Assets Less Liabilities                                            379

NET ASSETS                                                           $50,822
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income
    - net of distributions                                               $60

Accumulated net realized gain/loss
    - net of distributions                                            (2,123)

Net unrealized gain (loss)                                              (993)

Paid-in-capital applicable to 5,328,708
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          53,878

NET ASSETS                                                           $50,822
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $9.54
                                                                  ----------

#      Seven-day yield
ETC    Equipment Trust Certificate
REIT   Real Estate Investment Trust
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).
144a   Security was purchased pursuant to Rule 144a under the Securities
       Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 21.0% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------

In thousands

                                                                        Year
                                                                       Ended
                                                                     5/31/99

Investment Income

Interest income                                                    $   4,070

Expenses

  Shareholder servicing                                                  127

  Custody and accounting                                                 101

  Investment management                                                   71

  Registration                                                            38

  Organization                                                            26

  Prospectus and shareholder reports                                      23

  Legal and audit                                                         14

  Directors                                                                6

  Proxy and annual meeting                                                 3

  Miscellaneous                                                            2

  Total expenses                                                         411

  Expenses paid indirectly                                                (3)

  Net expenses                                                           408

Net investment income                                                  3,662

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                          (2,855)

  Futures                                                                (26)

  Net realized gain (loss)                                            (2,881)

Change in net unrealized gain or loss on securities                   (1,191)

Net realized and unrealized gain (loss)                               (4,072)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (410)
                                                                   ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

In thousands

                                                      Year
                                                     Ended
                                                   5/31/99              5/31/98

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $      3,662         $      2,298

  Net realized gain (loss)                          (2,881)               1,045

  Change in net unrealized gain or loss             (1,191)                 325

 Increase (decrease) in net assets
  from operations                                     (410)               3,668

Distributions to shareholders

  Net investment income                             (3,654)              (2,301)

  Net realized gain                                   (110)                --

  Decrease in net assets from distributions         (3,764)              (2,301)

Capital share transactions*

  Shares sold                                       44,593               32,456

  Distributions reinvested                           2,468                1,448

  Shares redeemed                                  (34,894)             (13,174)

  Increase (decrease) in net assets from capital
  share transactions                                12,167               20,730

Net Assets

Increase (decrease) during period                    7,993               22,097

Beginning of period                                 42,829               20,732

End of period                                 $     50,822         $     42,829

*Share information

  Shares sold                                        4,525                3,146

  Distributions reinvested                             252                  141

  Shares redeemed                                   (3,570)              (1,277)

  Increase (decrease) in shares outstanding          1,207                2,010


  The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
                                                                   May 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities   At May 31, 1999, the fund held
     investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other   Purchases and sales of portfolio securities, other than
     short-term and U.S. government securities, aggregated $63,918,000 and $55,604,000, respectively, for the year ended May 31, 1999. Purchases and sales of U.S. government securities aggregated $16,424,000 and $13,650,000, respectively, for the year ended May 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $815,000, all of which expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

     Undistributed net investment income                              $24,000
     Paid-in-capital                                                  (24,000)

     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $51,436,000. Net unrealized loss aggregated $993,000 at period-end, of which $407,000 related to appreciated investments and $1,400,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS


     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $4,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $171,000 of management fees were not accrued by the fund for the year ended May 31, 1999 and $149,000 of fees and expenses from prior periods remain subject to reimbursement.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $175,000 for the year ended May 31, 1999, of which $18,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $66,000 and are reflected as interest income in the accompanying Statement of Operations.


Tax Information (Unaudited) for the Tax Year Ended 5/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $110,000 from short-term capital gains.

--------------------------------------------------------------------------------

T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T.Rowe Price Corporate Income Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Corporate Income Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 17, 1999


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F03-050  5/31/99